Exhibit 32.1
                                                                     -----------



      Certification of Chief Executive Officer Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


I, Timothy R. Kasmoch, the Chief Executive Officer of N-Viro International Corporation, certify that (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of N-Viro International Corporation.


/s/Timothy  R.  Kasmoch
-----------------------
Timothy  R.  Kasmoch,  President  and  Chief  Executive  Officer
March  31,  2006